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                                                            Exhibit 99.10

                                                                                                              ICC Docket No. 01-0423
                                                                                                 Interim Order Entered April 1, 2002
                                                                                                       Compliance Filing Work Papers
                                                                                                                      April 11, 2002
                                                                                                           Schedule B-1 NR: p 1 of 1

                                                    Commonwealth Edison Company
                                     Determination of Customer Transition Charge (Summary Page)
    Based on Market Value Defined in Rider PPO - Power Purchase Option (Market Index) Applicable Period A (June 2002 - May 2003)
                                             (All units are in cents per kilowatt-hour)

                                                                                      Delivery
                                                                    Base Rate          Service
                                                                     Revenue           Revenue         Market       Mitigation
                                                                     (1) (2)            (1)(3)        Value (4)     Amount (5)
                                                                     -------            ------        ---------     ----------
                                                                       (A)               (B)             (C)            (D)
Customer Transition Charge Customer Class
-----------------------------------------

Nonresidential Delivery Service Customers
   With Only Watt-hour Only Meters                                    11.258             3.124           2.868          0.901
   0 kW to and including 25 kW Demand                                  9.288             1.897           2.776          0.743
   Over 25 kW to and including 100 kW Demand                           8.344             1.699           2.685          0.668
   Over 100 kW to and including 400 kW Demand                          7.428             1.368           2.660          0.594
   Over 400 kW to and including 800 kW Demand                          6.839             1.226           2.617          0.547
   Over 800 kW to and including 1,000 kW Demand                        6.767             1.125           2.542          0.541
   Over 1,000 kW to and including 3,000 kW Demand                      6.456             1.095           2.565          0.516
Fixture-included Lighting Nonresidential Delivery Service Customers   13.554             8.283           2.089          1.084
Street Lighting Delivery Service Customers - Dusk to Dawn              3.852             1.608           2.076          0.500
Street Lighting Delivery Service Customers - All Other Lighting        7.172             1.559           2.402          0.574
Railroads Delivery Service Customers (6)
Pumping Delivery Service Customers                                     6.465             1.231           2.518          0.517




                                                                      June 2002 - Dec 2002      Mitigation         Jan 2003 - May
                                                                               CTC              Amount (7)             2003 CTC
                                                                               ---              ----------             --------
                                                                       (E)=(A)-(B)-(C)-(D)         (F)          (G)=(A)-(B)-(C)- (F)
Customer Transition Charge Customer Class

Nonresidential Delivery Service Customers
   With Only Watt-hour Only Meters                                             4.365               1.126                4.140
   0 kW to and including 25 kW Demand                                          3.872               0.929                3.686
   Over 25 kW to and including 100 kW Demand                                   3.292               0.834                3.126
   Over 100 kW to and including 400 kW Demand                                  2.806               0.743                2.657
   Over 400 kW to and including 800 kW Demand                                  2.449               0.684                2.312
   Over 800 kW to and including 1,000 kW Demand                                2.559               0.677                2.423
   Over 1,000 kW to and including 3,000 kW Demand                              2.280               0.646                2.150
Fixture-included Lighting Nonresidential Delivery Service Customers            2.098               1.355                1.827
Street Lighting Delivery Service Customers - Dusk to Dawn                      0.000               0.500                0.000
Street Lighting Delivery Service Customers - All Other Lighting                2.637               0.717                2.494
Railroads Delivery Service Customers (6)
Pumping Delivery Service Customers                                             2.199               0.647                2.069

Notes:

      (1)   Transfer from Column (H) and Column (M) of Determination of Customer Transition Charge, on Page 2 to 12 of attached workpapers.
      (2)   Base rate revenues consist of customer, demand, and energy charges. Base rate revenues do not include facility, meter, or other equipment rentals, franchise fees or other franchise cost additions, fuel adjustment clause charges, decommissioning expense adjustment clause charges, taxes, local government compliance clause charges, compensation for energy generated by a person or entity other than ComEd, or Renewable Energy Resources and Coal Technology Development
            Assistance Charge and Energy Assistance Charge for the Supplemental Low-Income Energy Assistance Fund.
      (3)   The amount of revenue that the Company would receive under Rate RCDS - Retail Customer Delivery Service (Rate RCDS) and
            Rider ISS - Interim Supply Service (Rider ISS) for standard delivery of energy to customers in the CTC Customer Class.
      (4)   The Market Value for a CTC Customer Class has the same value as the per kilowatt-hour Load Weighted Average Market Value
            (LWAMV) as defined in Rider PPO - Power Purchase Option (Market Index) for the applicable customer class for Applicable
            Period A.
      (5)   The mitigation amount as defined in Rate CTC is the greater of 0.5 cents per kilowatt-hour or 8% of the base rate revenue for the calculation period of June 2002 through December 2002.
      (6)   There are two customers in the Railroads class and each customer will have a Customer-specific CTC.
      (7)   The mitigation amount as defined in Rate CTC is the greater of 0.5 cents per kilowatt-hour or 10% of the base rate revenue for the calculation period of January 2003 through May 2003.

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                                                                                                              ICC Docket No. 01-0423
                                                                                                 Interim Order Entered April 1, 2002
                                                                                                       Compliance Filing Work Papers
                                                                                                                      April 11, 2002
                                                                                                           Schedule B-1  R: p 1 of 1

                                                    Commonwealth Edison Company
                            Determination of Residential Customer Transition Charge (Class Summary Page)

    Based on Market Value Defined in Rider PPO - Power Purchase Option (Market Index) Applicable Period A (June 2002 - May 2003)

                                             (All units are in cents per kilowatt-hour)

                                                                                  Delivery
                                                                  Base Rate        Service      Market      Mitigation
                                                               Revenue (1) (2)   Revenue (3)   Value (4)    Amount (5)
                                                               ---------------   -----------   ---------    ----------
                                                                     (A)             (B)         (C)            (D)
Customer Transition Charge Customer Class
-----------------------------------------

Residential Delivery Service Customers
          Single Family Without Space Heat                          8.715           3.379        2.790         0.523
          Multi Family Without Space Heat                           8.961           4.439        2.959         0.538
          Single Family With Space Heat                             5.836           2.301        2.529         0.350
          Multi Family With Space Heat                              6.169           2.893        2.624         0.370
Fixture-included Lighting Residential Delivery Service Customers    8.655           8.982        2.178         0.519


                                                                  June 2002 - Dec 2002         Mitigation   Jan 2003 - May 2003
                                                                           CTC                 Amount (6)           CTC
                                                                           ---                 ----------           ---
                                                                   (E)=(A)-(B)-(C)-(D)            (F)       (G)=(A)-(B)-(C)-(F)
Customer Transition Charge Customer Class

Residential Delivery Service Customers
          Single Family Without Space Heat                                 2.023                  0.610              1.936
          Multi Family Without Space Heat                                  1.025                  0.627              0.936
          Single Family With Space Heat                                    0.656                  0.409              0.597
          Multi Family With Space Heat                                     0.282                  0.432              0.220
Fixture-included Lighting Residential Delivery Service Customers           0.000                  0.606              0.000


Notes:

      (1)   Based on three years of residential historical data ending January 2002 and residential rates in effect beginning
            October 1, 2001.
      (2)   Base rate revenues consist of customer service and energy charges. Base rate revenues do not include facility, meter, or other equipment rentals, franchise fees or other franchise cost additions, fuel adjustment clause charges, decommissioning expense adjustment clause charges, taxes, local government compliance class charges, compensation for energy generated by a person or entity other than ComEd, or Renewable Energy Resources and Coal Technology Development
            Assistance Charge and Energy Assistance Charge for the Supplemental Low-Income Energy Assistance Fund.
      (3)   The amount of revenue that the Company would receive under Rate RCDS - Retail Customer Delivery Service (Rate RCDS) and
            Rider ISS - Interim Supply Service (Rider ISS) for standard delivery of energy to customers in the CTC Customer Class.
      (4)   The Market Value for a CTC Customer Class has the same value as the per kilowatt-hour Load Weighted Average Market Value
            (LWAMV) as defined in Rider PPO - Power Purchase Option (Market Index) for the applicable delivery service customer class.
      (5)   The residential mitigation amount as defined in Rate CTC is 6% of the base rate revenue for the calculation period of
            June 2002 through December 2002.
      (6)   The residential mitigation amount as defined in Rate CTC is 7% of the base rate revenue for the calculation period of
            January 2003 through May 2003.

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